                                                                    Exhibit 3.01

                             [DELAWARE LETTERHEAD]

                                                                          PAGE 1

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CORRECTION OF "GREY GLOBAL GROUP INC.", FILED IN THIS OFFICE ON THE NINETEENTH DAY OF AUGUST, A.D. 2004, AT 3:05 O'CLOCK P.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.




          [SEAL]                   /s/ Harriet Smith Windsor
                                   ---------------------------------------------
                                   Harriet Smith Windsor, Secretary of State


0799878 8100                       AUTHENTICATION: 3306523

040608559                                    DATE: 08-19-04

                           CERTIFICATE OF CORRECTION
                                       OF
                             GREY GLOBAL GROUP INC.

     Grey Global Group Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     1. The name of the corporation is Grey Global Group Inc. (formerly known as Grey Advertising Inc.)(the "Corporation").

     2. That a Certificate of Amendment to the Corporation's then existing Restated Certificate of Incorporation (the "2000 Certificate of Amendment") was filed with the Secretary of State of the State of Delaware on July 13, 2000 and that the 2000 Certificate of Amendment requires correction as permitted by
Section 103(f) of the General Corporation Law of the State of Delaware.

     3. The inaccuracy or defect of the 2000 Certificate of Amendment to be corrected is as follows:

     On October 17, 1995, a Certificate of Amendment to the Corporation's then existing Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware in order to amend subparagraph B.III(D)(9) of Article Fourth thereof (the "1995 Certificate of Amendment"). Due to an inadvertent error, the first sentence of subparagraph B.III(D)(9) of Article Fourth of the 2000 Certificate of Amendment failed to include the revision made pursuant to the 1995 Certificate of Amendment.

     4. The first sentence of subparagraph B.III(D)(9) of Article Fourth of the 2000 Certificate of Amendment is corrected to read as follows:

     "All outstanding shares of Class B Common Stock will automatically convert into shares of Common Stock on April 3, 2006."




                                                   State of Delaware
                                                   Secretary of State
                                                Division of Corporations
                                             Delivered 03:05 PM 08/19/2004
                                               FILED 03:05 PM 08/19/2004
                                              SRV 040608559 - 0799878 FILE

     IN WITNESS WHEREOF, the undersigned has caused this Certificate to be signed by its duly authorized officer, this 19th day of August, 2004.

                                   GREY GLOBAL GROUP INC.

                                   By:    /s/ Steven G. Felsher
                                      ------------------------------------
                                   Name:  Steven G. Felsher
                                   Title: Vice Chairman, Chief Financial
                                          Officer, Secretary and Treasurer

                             [DELAWARE LETTERHEAD]

                                                                          PAGE 1

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CORRECTION OF "GREY GLOBAL GROUP INC.", FILED IN THIS OFFICE ON THE NINETEENTH DAY OF AUGUST, A.D. 2004, AT 3:07 O'CLOCK P.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.




          [SEAL]                   /s/ Harriet Smith Windsor
                                   ---------------------------------------------
                                   Harriet Smith Windsor, Secretary of State


0799878 8100                       AUTHENTICATION: 3306524

040608563                                    DATE: 08-19-04

                           CERTIFICATE OF CORRECTION
                                       OF
                             GREY GLOBAL GROUP INC.

     Grey Global Group Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     1. The name of the corporation is Grey Global Group Inc. (formerly known as Grey Advertising Inc.)(the "Corporation").

     2. That a Restated Certificate of Incorporation (the "Restated Certificate") was filed with the Secretary of State of the State of Delaware on July 13, 2000 and that the Restated Certificate requires correction as permitted by Section 103(f) of the General Corporation Law of the State of Delaware.

     3. The inaccuracy or defect of the Restated Certificate to be corrected is as follows:

     On October 17, 1995, a Certificate of Amendment to the Corporation's then existing Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware in order to amend subparagraph B.III(D)(9) of the Article Fourth thereof (the "1995 Certificate of Amendment"). Due to an inadvertent error, the first sentence of subparagraph B.III(D)(9) of Article Fourth of the Restated Certificate failed to include the revision made pursuant to the 1995 Certificate of Amendment.

     4. The first sentence of subparagraph B.III(D)(9) of Article Fourth of the Restated Certificate is corrected to read as follows:

     "All outstanding shares of Class B Common Stock will automatically convert into shares of Common Stock on April 3, 2006."




                                                   State of Delaware
                                                   Secretary of State
                                                Division of Corporations
                                             Delivered 03:07 PM 08/19/2004
                                               FILED 03:07 PM 08/19/2004
                                              SRV 040608563 - 0799878 FILE

     IN WITNESS WHEREOF, the undersigned has caused this Certificate to be signed by its duly authorized officer, this 19th day of August, 2004.

                                   GREY GLOBAL GROUP INC.

                                   By:    /s/ Steven G. Felsher
                                      ------------------------------------
                                   Name:  Steven G. Felsher
                                   Title: Vice Chairman, Chief Financial
                                          Officer, Secretary and Treasurer